SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 1996



                             PEN INTERCONNECT, INC.
             (Exact name of registrant as specified in its charter)






     Utah                       1-14072                              87-0430260
(State or Other               (Commission                         (IRS Employer
Jurisdiction of              File Number)                   Identification No.)
 Incorporation)



                2351 South 2300 West, Salt Lake City, Utah 84119
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (801) 973-6090

Item 2.  Acquisition or Disposition of Assets

On November 12, 1996, the registrant sold all of the net assets used by it in the operations of its San Jose Division ("Division") to Touche Electronics, Inc. ("Touche"), a subsidiary of TMCI Electronics, Inc. ("TMCI"). The sale was effective as of November 1, 1996.

The sales price for the net assets of the Division was $3,300,000; consisting of $2,000,000 in cash, $900,000 in promissory notes, and 53,669 shares of TMCI common stock with an agreed upon guaranteed value of $400,000. In addition, Pen has the rights to receive $700,000 in contingent earnout for a potential total sale price of $4,000,000. Pen originally purchased the Division in March 1995 for approximately $2,200,000. As part of the transaction, Touche and TMCI also assumed certain liabilities associated with the operations of the Division.

The $900,000 in promissory notes are comprised of two promissory notes in the amounts of $400,000 and $500,000, respectively. The $400,000 promissory note bears interest at one-half of one percent above the prime rate and is to be fully amortized and paid monthly over a 24 month period. The $500,000 promissory note bears interest at the rate of one-half of one percent above the prime rate, is amortized over a 48 month period and is payable monthly with the entire balance coming due on October 31, 1999.

In addition, Pen has the right to receive up to $700,000 of contingent earnouts. These contingent earnouts are described as follows:

1. Accounts Receivable Over 120 Days. Pen is entitled to receive .13417 shares of TMCI common stock for every $1 of past due over 120 days accounts receivable of the Division as of October 31, 1996 collected within 180 days of the closing date, up to a maximum of 13,417 shares of stock or $100,000.
2.   Division Earnings. Pen has the right to receive up to 80,503 shares of TMCI
     -------- ---------
     common shares or cash equivalent at the option of TMCI contingent upon the earnings of the Division. To the extent the earnings of the Division, determined before interest, income taxes and corporate overhead allocations, exceed $800,000 in any one year, Pen shall be entitled to receive such excess on a dollar for dollar basis in the form of TMCI common shares valued at $7.4532 per share until Pen has received up to $600,000 in the aggregate worth of TMCI common stock or 80,503 shares or cash equivalent at the option of TMCI. Pen has the right to earn these shares during the calendar years 1997 through 2000. Based on the historical earnings if the transaction had occurred in March 1995 (the date the Division was purchased) the earnout amount would have been approximately $600,000 at June 30, 1996. However, the actual earnout amount may vary based on future earnings of the Division and the timing of such earnings.

The net assets sold by the registrant include all of the assets used by the Division in its operations including, but not limited to, inventory, accounts receivable, furniture, fixtures and equipment, customer lists, intellectual property and the assumption of accounts payable and other liabilities.

The sales price for the Division was determined on the basis of arms-length negotiations between the registrant, Touche and TMCI and was based in a large part on the earnings and net assets of the Division. There was no material relationship between the registrant and TMCI prior to the acquisition however, the registrant leased space and sold product to Touche in the normal course of business.

Item 7.  Financial Statements and Exhibits

(b)  Pro  Forma  Financial  Information.   The  following  pro  forma  condensed
     financial information is included as part of this report:

Page

4 Explanation of Pro Forma Condensed Statements 5 Pro Forma Condensed Balance Sheet as of June 30, 1996 (unaudited) 6-7 Pro Forma Condensed Statements of Earnings for the nine months ended June
     30, 1996 and for the year ended September 30, 1995 (unaudited) 8-9 Notes to Pro Forma Condensed Financial Statements (unaudited)

(c) Exhibits. Any exhibits which pertain to the above-described transaction shall be filed with the registrant's Form 10-KSB for the period ending September 30, 1996.

                             PEN INTERCONNECT, INC.

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                   (Unaudited)


On November 12, 1996, the registrant sold all of the net assets used by it in the operations of its San Jose Division ("Division") to Touche Electronics, Inc. ("Touche"), a subsidiary of TMCI Electronics, Inc. ("TMCI"). The sale was effective as of November 1, 1996.

The sales price for the net assets of the Division was $3,300,000; consisting of $2,000,000 in cash, $900,000 in promissory notes, and 53,669 shares of TMCI common stock with an agreed upon guaranteed value of $400,000. In addition, Pen has the rights to receive $700,000 in contingent earnout for a potential total sale price of $4,000,000. Pen originally purchased the Division in March 1995 for approximately $2,200,000. As part of the transaction, Touche and TMCI also assumed certain liabilities associated with the operations of the Division. (See additional detail in Item #2 above)

The objective of this unaudited pro forma condensed financial information is to provide information about the continuing impact of the sales transaction by showing how it might have affected historical financial statements if the transaction had been consummated at an earlier time.

The following unaudited pro forma condensed statements of earnings for the year ended September 30, 1995, and for the nine months ended June 30, 1996, are presented as if the sale had occurred on March 24, 1995 ( the date the Division was originally purchased by Pen).

The pro forma condensed statements are derived from respective historical financial statements of Pen. The pro forma condensed statements of earnings eliminate the Division's statement of earnings for the year ended September 30, 1995 and for the nine months ended June 30, 1996 from the Pen historical statements of earnings for the year ended September 30, 1995 and for the nine months ended June 30, 1996 as adjusted for the sale.

The pro forma condensed balance sheet eliminates the Division's assets sold and liabilities assumed as of June 30, 1996 from the historical balance sheet of Pen as of June 30, 1996 as adjusted for the sale.

The unaudited pro forma condensed data is presented for informational purposes only and may not be indicative of what the results of operations and financial position of the Company would have been had the sale occurred on the dates specified, nor is it indicative of the Company's future results.

                             PEN INTERCONNECT, INC.

                        PRO FORMA CONDENSED BALANCE SHEET

                                  June 30, 1996

                                   (UNAUDITED)

                             (amounts in thousands)

                                                        Historical
                                                                  Disposition    Pro forma
                                                     Pen           Division        Adjustments                        Pro Forma
         ASSETS
CURRENT ASSETS                                 $       14,131   $       2,810    $             454   (F,E)         $        11,775
PROPERTY AND EQUIPMENT                                  3,057             696                    0                           2,361
OTHER ASSETS                                            1,733              70                  918   (C,D,F)                 2,581
                                               --------------   -------------    -----------------                 ---------------

TOTAL ASSETS                                   $       18,921   $       3,576    $           1,372                 $        16,717
                                               ==============   =============    =================                 ===============


         LIABILITIES AND
         STOCKHOLDERS' EQUITY
CURRENT LIABILITIES                            $        9,778   $       2,837    $             631   (A,B,K,I)     $         7,572
L-T OBLIGATIONS AND OTHER                                 541              38                    0                             503
                                               --------------   -------------    -----------------                 ---------------
              TOTAL LIABILITIES                        10,319           2,875                  631                           8,075

STOCKHOLDERS' EQUITY                                    8,602             701                  741   (E,I,J,K)               8,642
                                               --------------   -------------    -----------------                 ---------------
         TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY                  $       18,921   $       3,576    $           1,372                 $        16,717
                                               ==============   =============    =================                 ===============






The accompanying notes to pro forma condensed financial statements are an integral part of these statements.

                             PEN INTERCONNECT, INC.

                    PRO FORMA CONDENSED STATEMENT OF EARNINGS

                      FOR THE YEAR ENDED SEPTEMBER 30, 1995

             (Amounts in thousands except share and per share data)

                                   (UNAUDITED)


                                                        Historical
                                                                  Disposition    Pro forma
                                                     Pen           Division        Adjustments                        Pro Forma

Net sales                                      $       15,022   $       3,819    $               0                 $        11,203
Cost of sales                                          11,843           2,723                    0                           9,120
                                               --------------   -------------    -----------------                 ---------------

         Gross profit                                   3,179           1,096                    0                           2,083

Operating expenses
     Sales and marketing                                  795             156                  (10)  (2)                       629
     General and administrative                           925             136                 (106)  (2)                       683
     Depreciation and amortization                        148              68                    0                              80
                                               --------------   -------------    -----------------                 ---------------

         Total operating expenses                       1,868             360                 (116)                          1,392
                                               --------------   -------------    -----------------                 ---------------

         Operating income                               1,311             736                  116                             691

Other income (expense)
     Interest expense                                    (333)           (152)                   0                            (181)
     Other, net                                            31              17                   34   (1)                        48
                                               --------------   -------------    -----------------                 ---------------

         Total other income (expense)                    (302)           (135)                  34                            (133)
                                               --------------   -------------    -----------------                 ---------------

         Earnings before income taxes                   1,009             601                  150                             558

Income taxes                                              391             235                   60   (3)                       216
                                               --------------   -------------    -----------------                 ---------------

         NET EARNINGS                          $          618   $         366    $              90                 $           342
                                               ==============   =============    =================                 ===============

Earnings per common share - Primary                                                                                $          0.20
                                                                                                                   ---------------
              Fully dilutive                                                                                       $          0.20
                                                                                                                   ---------------

Weighted average common shares
     outstanding - Primary`                                                                                              1,700,000
              Fully dilutive                                                                                             1,700,000


     The accompanying notes to pro forma condensed financial statements are an integral part of these statements.

                             PEN INTERCONNECT, INC.

                    PRO FORMA CONDENSED STATEMENT OF EARNINGS

                     FOR THE NINE MONTHS ENDED JUNE 30, 1996

             (Amounts in thousands except share and per share data)

                                   (UNAUDITED)


                                                        Historical
                                                                  Disposition    Pro forma
                                                     Pen           Division        Adjustments                        Pro Forma

Net sales                                      $       18,595   $       5,716    $               0                 $        12,879
Cost of sales                                          15,606           4,458                    0                          11,148
                                               --------------   -------------    -----------------                 ---------------

         Gross profit                                   2,989           1,258                    0                           1,731

Operating expenses
     Sales and marketing                                  914             272                  (15)  (2)                       627
     General and administrative                         1,128             180                 (158)  (2)                       790
     Depreciation and amortization                        166              53                    0                             113
                                               --------------   -------------    -----------------                 ---------------

         Total operating expenses                       2,208             505                 (173)                          1,530
                                               --------------   -------------    -----------------                 ---------------

         Operating income                                 781             753                  173                             201

Other income (expense)
     Interest expense                                    (297)           (179)                   0                            (118)
     Other, net                                             7             (24)                  39   (1)                        70
                                               --------------   -------------    -----------------                 ---------------

         Total other income (expense)                    (290)           (203)                  39                             (48)
                                               --------------   -------------    -----------------                 ---------------

         Earnings before income taxes                     491             550                  212                             153

Income taxes                                              193             215                   85   (3)                        63
                                               --------------   -------------    -----------------                 ---------------

         NET EARNINGS                          $          298   $         335    $             127                 $            90
                                               ==============   =============    =================                 ===============

Earnings per common share - Primary                                                                                $          0.04
                                                                                                                   ---------------
              Fully dilutive                                                                                       $          0.03
                                                                                                                   ---------------

Weighted average common shares
     outstanding - Primary`                                                                                              2,570,379
              Fully dilutive                                                                                             2,576,553


     The accompanying notes to pro forma condensed financial statements are an integral part of these statements.

                             PEN INTERCONNECT, INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  BALANCE SHEET

                                   (Unaudited)

                             (amounts in thousands)


The Pro Forma Balance Sheet gives effect to the following adjustments:
(A)
         Represents the amount owned to Pen for normal intercompany transactions not
         assumed as part of the sale.                                                                              $         2,426

(B)
         Represents the cash received  associated with the sale of the Division.
         This cash was used to reduce the line of credit as such  borrowing  may not have been
         necessary if the Division was sold at an earlier date.                                                              2,000

(C)
         Represents the Promissory Notes received as per the sales agreement.                                                  900

(D)
         Represents TMCI stock received as part of the sales agreement.                                                        400

(E)
         Represents interest income earned on Promissory Notes                                                                  72

(F)
         Represents principal payments on the Promissory Notes assuming the transaction
         occurred at an earlier date.                                                                                          382

(G)
         Not Used

(H)
         Not Used

(I)
         Accrual for income taxes on (E,J&K)                                                                                   494

(J)
         Represents the gain on the sale of the Division based on the net book value as of
         June 30, 1996 (Proforma historical financial reporting data)                                                          874

(K)
         Estimated reduction in operating expenses                                                                             289



                             PEN INTERCONNECT, INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                             STATEMENTS OF EARNINGS

                                   (Unaudited)

                             (amounts in thousands)


The Pro Forma Statements of Earnings gives effect to the following adjustments:

                                                                                           NINE MONTHS         YEAR ENDED
                                                                                              ENDED                SEPTEMBER
                                                                                          June 30, 1996            30, 1995
                                                                                      -------------------      ------------

(1)
     Represents interest income earned on Promissory Note                             $                39      $                34

(2)
     Represents estimated corporate savings for Marketing, Sales
     and General & Administrative expenses                                                            173                      116

(3)
     Accrue taxes for the above transactions                                                           85                       60


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PEN INTERCONNECT, INC.
                             (registrant)



November 27, 1996            /s/ James S. Pendleton
(Date)                       JAMES S. PENDLETON
                             CHIEF EXECUTIVE OFFICER